CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2016 CNY (¥)	Dec. 31, 2016 USD ($)	Dec. 31, 2015 CNY (¥)	Dec. 31, 2014 CNY (¥)
Net income (loss)	¥ 85,424	$ 12,303	¥ 22,621	¥ (59,814)
Other comprehensive income, net of tax of nil:
Foreign currency translation adjustment	25,136	3,620	18,008	1,249
Comprehensive income (loss)	¥ 110,560	$ 15,923	¥ 40,629	¥ (58,565)